SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 18, 2014

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA	24504
(Address of principal executive offices)	(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The attached investor presentation materials contain information that members of the management of Bank of the James Financial Group, Inc. (the “Company”) will use from time to time, either all or in part, during visits with investors, analysts, and other interested parties to assist such parties’ understanding of the Company. The investor presentation materials are available in the Investor Relations section of the Company’s website (www.bankofthejames.com).

The investor presentation materials are attached as Exhibit 99.1 to this report and are incorporated herein by reference. The investor presentation materials are being furnished, not filed, under item 7.01 of this Form 8-K.

Item 9.01 - Financial Statements and Exhibits

(a)	Financial statements of businesses acquired – not applicable

(b)	Pro forma financial information – not applicable

(c)	Shell company transactions – not applicable

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Investor Presentation Materials

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 18, 2014	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ J. Todd Scruggs
J. Todd Scruggs Secretary-Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Investor Presentation Materials

4